Exhibit 10.3

Execution Version

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”), dated as of December 12, 2005, is by and among The Bank of New York, as escrow agent (in such capacity, the “Escrow Agent”), The Bank of New York, as Trustee (in such capacity, the “Trustee”) under the Indenture (as defined herein), and Transmeridian Exploration, Inc., a British Virgin Islands company (the “Company”).

RECITALS:

A. Pursuant to the Indenture, dated as of December 12, 2005 (as amended or supplemented from time to time, the “Indenture”), among the Company, each of the Guarantors party thereto and the Trustee, the Company is issuing $250,000,000 aggregate principal amount of its Senior Secured Notes Due 2010 (the “Securities”).

B. As security for its obligations under the Securities and the Indenture, the Company hereby grants to the Trustee, for the benefit of the Trustee, any successor Trustee under the Indenture and the Holders (the Trustee, any successor Trustee and the Holders being collectively, the “Beneficiaries”), a security interest in and lien upon the Collateral (as defined herein).

C. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and lien described above.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

“Applied” means that disbursed funds have been applied (i) to the payment of interest on the Securities, (ii) pursuant to Section 3(c) or (iii) pursuant to Section 6(b)(iii).

“Available Funds” means (i) the sum of (A) the Initial Interest Escrow Amount, (B) the Initial Bramex Escrow Amount and (C) interest earned or dividends paid on the funds in the Escrow Account (including holdings of U.S. Government Securities), less (ii) the aggregate disbursements previously made pursuant to this Agreement, which shall constitute at any time of determination all monies on deposit and/or securities credited to the Escrow Account.

“Beneficiaries” shall have the meaning given in the recitals hereto.

“Collateral” shall have the meaning given in Section 6(a) hereof.

“Escrow Account” means the escrow account established pursuant to Section 2.

“Escrow Account Statement” shall have the meaning given in Section 2(f).

“Escrow Deposit Account” shall have the meaning given in Section 6(f)(i)

“Escrow Securities Account” shall have the meaning given in Section 6(f)(i).

“Existing Beneficiaries” shall have the meaning given in the recitals hereto.

“Initial Bramex Escrow Amount” means $161,683,985.35.

“Initial Interest Escrow Amount” means $30,000,000.00.

“Initial Instructions” shall have the meaning given in Section 2(d) hereof.

“Interest Payment Date” means March 15, June 15, September 15 and December 15 of each year, commencing March 15, 2006 until the Securities are paid in full.

“Payment Notice and Disbursement Instruction” means a notice sent by the Trustee to the Escrow Agent requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Payment Notice and Disbursement Instruction shall be signed by Trust Officer of the Trustee.

“TIA” shall have the meaning given in Section 2(d) hereof.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“U.S. Government Securities” means securities that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged.

2. Escrow Account; Escrow Agent.

(a) Appointment of Escrow Agent. The Company and the Trustee hereby appoint the Escrow Agent, and the Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

(b) Establishment of Escrow Account. On the Issue Date, the Escrow Agent shall establish an escrow account entitled the “Escrow Account pledged by Transmeridian Exploration Inc. to The Bank of New York, as Trustee with respect to the Senior Secured Notes Due 2010” (the “Escrow Account”) at its office located at The Bank of New York, 101 Barclay Street, 21 West, New York, New York 10286, Attention: Corporate Finance Americas. The Escrow Account shall be established in the name of the Trustee. All funds and assets accepted by the Escrow Agent pursuant to this Agreement shall be held for the exclusive benefit of the Beneficiaries. All such funds shall be held in the Escrow Account until disbursed or paid in accordance with the terms hereof. The Escrow Account, the funds held therein and any U.S. Government Securities held by the Escrow Agent shall be credited by the Escrow Agent to the Escrow Account for the benefit of the Beneficiaries. On the Issue Date, the Company shall deliver the Initial Interest Escrow Amount and the Initial Bramex Escrow Amount to the Escrow Agent for deposit into the Escrow Account against the Escrow Agent’s written acknowledgment and receipt of the Initial Interest Escrow Amount and the Initial Bramex Escrow Amount.

(c) Escrow Agent Compensation. The Company shall pay to the Escrow Agent such compensation for services to be performed by it under this Agreement as the Company and the Escrow Agent may agree in writing from time to time. The Escrow Agent shall be paid any compensation owed to it directly by the Company and shall not disburse from the Escrow Account any such amounts.

The Company shall reimburse the Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel. The Escrow Agent shall be paid any such expenses owed to it directly by the Company and shall not disburse from the Escrow Account any such amounts.

(d) Investment of Funds in Escrow Account. Funds deposited in the Escrow Account shall be invested and reinvested only upon the following terms and conditions:

(i) Acceptable Investments. All funds deposited or held in the Escrow Account at any time shall be invested by the Escrow Agent in U.S. Government Securities in accordance with the instructions annexed hereto as Schedule A (the “Initial Instructions”) and thereafter, if necessary, the Company’s written instructions from time to time to the Escrow Agent (unless and until the Escrow Agent shall have received written notice to the contrary from the Trustee, in which case the Escrow Agent shall follow the Trustee’s instructions); provided, however, that the Company shall only designate investment of funds in U.S. Government Securities maturing in an amount sufficient to and/or generating interest income sufficient to, when added to the balance of funds held in the Escrow Account, provide for the payment of interest on the outstanding Securities on each Interest Payment Date beginning on and including March 15, 2006 and through and including the Interest Payment Date on December 15, 2006; provided, further, however, that any such written instruction shall specify the particular investment to be made, shall state that such investment is authorized to be made hereby and in particular satisfies the requirements of the preceding proviso and Section 2(d)(v), shall contain the certification referred to in Section 2(d)(ii), if required, and shall be executed by an Officer of the Company. All U.S. Government Securities shall be assigned to and held in the possession of, or, in the case of U.S. Government Securities maintained in book entry form with the Federal Reserve Bank i.e., TRADES, transferred to a book entry account in the name of, the Escrow Agent, for the benefit of the Beneficiaries, with such guarantees as are customary, except that U.S. Government Securities maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of the Escrow Agent at the Federal Reserve Bank that includes only U.S. Government Securities held by the Escrow Agent for its customers and segregated by separate recordation in the books and records of the Escrow Agent. The Escrow Agent shall not be liable for losses on any investments made by it pursuant to and in compliance with such instructions. In the absence of qualifying instructions from the Company that meet the requirements of this Section 2(d)(i), the Escrow Agent shall have no obligation to invest funds held in the Escrow Account.

(ii) Security Interest in Investments. If the Company is providing instructions with respect to investments pursuant to Section 2(d)(i) above, no investment of funds in the Escrow Account shall be made unless the Company has certified to the Escrow Agent and the Trustee that, upon such investment, the Trustee will have a first priority perfected security interest in the applicable investment. If a certificate as to a class of investments has been provided to the Escrow Agent, a certificate need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Escrow Agent may conclusively assume. Promptly after the Issue Date, each of the Trustee and the Escrow Agent shall receive an Opinion of Counsel to the Company, dated such date, which opinion shall meet the requirements of Section 314(b) of the Trust Indenture Act of 1939, as amended (the “TIA”) and shall comply with Sections 12.4 and 12.5 of the Indenture.

(iii) Interest and Dividends. All interest earned and dividends paid on funds invested in U.S. Government Securities shall be deposited in the Escrow Account as additional Collateral for the exclusive benefit of the Beneficiaries and, if not required to be disbursed in accordance with the terms hereof, shall be reinvested in accordance with the terms hereof at the Company’s written instruction.

(iv) Limitation on Escrow Agent’s Responsibilities. The Escrow Agent’s sole responsibilities under this Section 2 shall be (A) to retain possession of certificated U.S. Government Securities (except, however, that the Escrow Agent may surrender possession to the issuer of any such U.S. Government Security for the purposes of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of U.S. Government Securities which are not certificated; (B) to follow the Company’s written instructions given in accordance with Section 2(d)(i) (or the Trustee’s written instructions, if the Trustee shall have notified the Escrow Agent that the Company’s authority to give such instructions is revoked); (C) to invest and reinvest funds pursuant to this Section 2(d); and (D) to use reasonable efforts to reduce to cash such U.S. Government Securities as may be required to fund any disbursement or payment in accordance with Section 3. In connection with clause (A) above, the Escrow Agent will maintain continuous possession in the State of New York of certificated U.S. Government Securities and cash included in the Collateral and will cause uncertificated U.S. Government Securities to be registered in the book-entry system of, and transferred to an account of the Escrow Agent or a sub-agent of the Escrow Agent at, the Federal Reserve Bank of New York. Except as provided in Section 6, the Escrow Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the Trustee’s security interest in the Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (D) above and subject to the following sentence, the Escrow Agent shall not be required to reduce to cash any U.S. Government Securities to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an Officer of the Company (or the

Trustee’s written instructions, if the Trustee shall have notified the Escrow Agent that the Company’s authority to give such instructions is revoked) specifying the particular investment to liquidate. If no such written instructions are received, the Escrow Agent may liquidate those U.S. Government Securities having the lowest interest rate per annum or, if none such exist, those having the nearest maturity.

(v) Manner of Investment. Funds deposited in the Escrow Account shall initially be invested in accordance with the Initial Instructions, which is in a manner such that there will be sufficient funds available, without any further investment by the Company, to cover any disbursements pursuant to Section 3(d) hereof during the time such disbursements may be made and to cover all interest due on the outstanding Securities, as such interest becomes due, for each Interest Payment Date occurring from the Issue Date and ending on (and including) December 15, 2006, provided that such investments shall have such maturities and/or interest payment dates such that funds will be available with respect to each such Interest Payment Date no later than the time the Escrow Agent is required to disburse such funds to the Trustee pursuant to Section 3(a). The Escrow Agent shall have no responsibility for determining whether funds held in the Escrow Account shall have been invested in such a manner so as to comply with the requirements of this clause (v).

(vi) Authority. The Trustee hereby authorizes the Escrow Agent to rely upon the instructions of the Company under Section 2(d) and, to the extent applicable, Section 6(b) unless and until the Escrow Agent receives a written notice from the Trustee that such authorization is revoked, following which the Escrow Agent shall act solely as directed by the Trustee with respect to the matters addressed therein. The Trustee agrees with the Company that such authorization shall not be revoked unless and until a default under the Indenture shall have occurred and be continuing; provided, however, the Escrow Agent shall have no duty or obligation to ascertain whether any such default exists if the Escrow Agent shall receive a revocation notice from the Trustee under this clause (vi).

(e) Substitution of Escrow Agent. The Escrow Agent may resign by giving no less than 20 Business Days prior written notice to the Company and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and U.S. Government Securities maintained by the Escrow Agent hereunder and copies of all books, records, plans and other documents in the Escrow Agent’s possession relating to such funds or U.S. Government Securities or this Agreement to a successor escrow agent (which shall have the capability of acting as a “securities intermediary” under Article 8 of the UCC) mutually approved by the Company and the Trustee (which approvals shall not be unreasonably withheld or delayed) and (ii) the Company and the Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Beneficiaries than this Agreement; and the Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth in Section 4. If a successor escrow agent has not been appointed or has not accepted such appointment within 20 Business Days after notice of resignation is given to the Company, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent.

(f) Escrow Account Statement. At least 30 days prior to each Interest Payment Date, the Escrow Agent shall deliver to the Company and the Trustee a statement setting forth with reasonable particularity the balance of funds then in the Escrow Account and the manner in which such funds are invested (“Escrow Account Statement”). The parties hereto irrevocably instruct the Escrow Agent that on the first date upon which the balance in the Escrow Account (including the holdings of all U.S. Government Securities) is reduced to zero, the Escrow Agent shall deliver to the Company and the Trustee a notice that the balance in the Escrow Account has been reduced to zero.

3. Disbursements.

(a) Payment Notice and Disbursement Instruction; Disbursements. The Trustee shall, at least five Business Days prior to an Interest Payment Date, or at least one Business Day prior to the Special Mandatory Redemption Date in the case of a Special Mandatory Redemption of the Securities pursuant to Section 3.8 of the Indenture, submit to the Escrow Agent a completed Payment Notice and Disbursement Instruction substantially in the form of Exhibit A hereto.

The Escrow Agent’s disbursement pursuant to any Payment Notice and Disbursement Instruction shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b). Provided such Payment Notice and Disbursement Instruction is not rejected by it, as soon as reasonably practicable on (i) the Business Day prior to the Interest Payment Date, or (ii) on the Special Mandatory Redemption Date, if applicable, but in no event later than (x) 11:00 a.m. (New York City time) on the Business Day prior to the Interest Payment Date and (y) 5:00 p.m. (New York City time) on the Special Mandatory Redemption Date, as the case may be, the Escrow Agent shall disburse the funds requested in such Payment Notice and Disbursement Instruction by wire or book-entry transfer of immediately available funds to the account of the Trustee for the benefit of the Beneficiaries. The Escrow Agent shall notify the Trustee as soon as reasonably possible (but not later than two (2) business days from the date of receipt of the Payment Notice and Disbursement Instruction) if any Payment Notice and Disbursement Instruction does not meet the applicable conditions set forth in Section 3(b). If the Payment Notice and Disbursement Instruction does not meet the applicable conditions set forth in Section 3(b) below, the Trustee shall thereupon resubmit the Payment Notice and Disbursement Instruction with appropriate changes.

(b) Conditions Precedent to Disbursement. The Escrow Agent’s payment of any disbursement pursuant to Section 3(a) shall be made only if the Trustee shall have submitted, in accordance with the provisions of Section 3(a) herein, a completed Payment Notice and Disbursement Instruction to the Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in.

(c) Retired Securities. In the event a portion of the Securities has been retired by the Company and submitted to the Trustee for cancellation and there is no continuing Default or Event of Default under the Indenture, funds representing the lesser of (i) any funds remaining in the Escrow Account that are in excess of the amount sufficient to pay interest through and including December 15, 2006 on the Securities not so retired and (ii) the interest payments which have not previously been made on such retired Securities for each Interest Payment Date through the Interest Payment Date to occur on December 15, 2006 shall upon the written request of the Company to the Escrow Agent and the Trustee, and upon payment by the Company of any amounts due and owing to the Trustee and the Escrow Agent, be paid to the Company upon compliance with the release of collateral provisions of the Indenture and upon receipt by the Escrow Agent of a Payment Notice and Disbursement Instruction from the Trustee to that effect.

(d) Bramex Acquisition. At any time on or before 5:00 p.m. on December 23, 2005, the Company may provide written instructions executed by an Officer of the Company to the Escrow Agent and the Trustee for a one-time payment to Seeria Alliance Ltd. of an amount not greater than $128,000,000 in connection with the acquisition by the Company of Bramex Management, Inc. Upon the receipt of such instructions from the Company (unless and until the Escrow Agent shall have received written notice to the contrary from the Trustee, in which case the Escrow Agent shall follow the Trustee’s instructions), the Escrow Agent shall (i) disburse funds for the account of the Company to Seeria Alliance Ltd. in the amount specified in such instructions by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth on Exhibit B and (ii) disburse funds to the Company in the amount of the Initial Bramex Escrow Amount plus all interest earned or dividends paid on such funds less the amount of funds disbursed to Seeria Alliance Ltd. pursuant to the preceding clause (i), by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth on Exhibit C.

4. Escrow Agent.

(a) Limitation of the Escrow Agent’s Liability: Responsibilities of the Escrow Agent. The Escrow Agent’s responsibility and liability under this Agreement shall be limited as follows: (i) the Escrow Agent does not represent, warrant or guaranty to the Holders from time to time the performance of the Company; (ii) the Escrow Agent shall have no responsibility to the Company or the Beneficiaries from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any gross negligence or willful misconduct of the Escrow Agent; (iii) the Company shall remain solely responsible for all aspects of the Company’s business and conduct; and (iv) the Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to above.

No implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or U.S. Government Securities held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

The Escrow Agent shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

The Escrow Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of the first paragraph of this Section 4(a)) shall not be liable for any action taken or omitted in accordance with such advice.

The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect at its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

5. Indemnity. The Company shall indemnify, hold harmless and defend the Escrow Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees and expenses, and claims for damages, arising from the Escrow Agent’s performance or non-performance, or in connection with its acceptance or appointment as Escrow Agent, under this Agreement, except to the extent that such liability, expense or claim is solely and directly attributable to the gross negligence or willful misconduct of any of the foregoing persons. The provisions of this Section 5 shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent.

6. Grant of Security Interest; Instructions to Escrow Agent.

(a) The Company hereby irrevocably grants a first priority security interest in and lien on, and pledges, assigns and sets over to the Trustee, for the ratable benefit of the Beneficiaries, all of the Company’s right, title and interest in the Escrow Account (including the

Escrow Securities Account and the Escrow Deposit Account), and all property now or hereafter carried in or credited to, placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, all security entitlements (as defined in Article 8 of the UCC), all funds held therein, all financial assets (as defined in Article 8 of the UCC), all U.S. Government Securities held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2, and all proceeds as well as all rights of the Company under this Agreement, and all proceeds of the foregoing (collectively, the “Collateral”), in order to secure all obligations and indebtedness of the Company under the Indenture, the Securities and any other obligation, now or hereafter arising, of every kind and nature, owed by the Company under the Indenture to the Beneficiaries. The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. The Company shall take all actions necessary on its part to insure the continuance of, and perfection by “control” (within the meaning of Article 8 of the UCC with respect to the Escrow Securities Account, and within the meaning of Section 9-104 of the UCC with respect to the Escrow Deposit Account) of, a first priority security interest in the Collateral in favor of the Beneficiaries in order to secure all such obligations and indebtedness.

(b) The Company and the Trustee hereby irrevocably instruct the Escrow Agent to, and the Escrow Agent shall: (i) (A) hold the properties, funds, securities entitlement and U.S. Government Securities in the Escrow Account for the benefit of the Trustee as required herein, (B) maintain possession of all certificated U.S. Government Securities purchased hereunder that are physically possessed by the Escrow Agent in order for the Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Company hereby agreeing that in the event any certificated U.S. Government Securities are in the possession of the Company or a third party, the Company shall use its best efforts to deliver all such certificates to the Escrow Agent), (C) take all steps specified by the Company pursuant to paragraph (a) of this Section 6 to cause the Trustee to enjoy a continuous perfected first priority security interest under any applicable Federal and State of New York law in all U.S. Government Securities purchased hereunder that are not certificated and (D) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Escrow Agent of any nature now or hereafter existing in favor of anyone other than the Trustee; (ii) promptly notify the Trustee if the Escrow Agent receives written notice that any Person other than the Trustee has a lien or claim or security interest upon any portion of the Collateral; and (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Instruction given to it by the Trustee pursuant to Section 3, upon receipt of written notice from the Trustee of the acceleration of the maturity of the Securities, and direction from the Trustee to disburse all Available Funds to the Trustee, as promptly as practicable, disburse all funds held in the Escrow Account to the Trustee and transfer title to all U.S. Government Securities held by the Escrow Agent hereunder to the Trustee. The lien and security interest provided for by this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee shall have no security interest in, any funds disbursed by the Escrow Agent to the Company pursuant to this Agreement to the extent not inconsistent with the terms hereof. Notwithstanding any other provision contained in this Agreement, the Escrow Agent shall act solely as the Trustee’s agent for the equal and ratable benefit of the Beneficiaries in connection with its duties under this Section 6 or any other duties herein relating to the Escrow Account or any funds or U.S. Government Securities held thereunder. The Escrow Agent shall not have any right to receive compensation from the Trustee and shall have no authority to obligate the Trustee or to compromise or pledge their respective security interests hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustee in the exercise of its respective rights in the Collateral provided for herein.

(c) Any money and U.S. Government Securities collected by the Trustee pursuant to Section 6(b)(iii) shall be applied as provided in Sections 6.2 and 6.10 of the Indenture. Any surplus of such cash or cash proceeds held by the Trustee, and remaining after indefeasible payment in full of all the obligations under the Indenture, shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

(d) Upon demand by the Trustee, the Company will execute and deliver to the Trustee such instruments and documents as the Trustee may deem necessary or advisable to confirm or perfect its rights under this Agreement and its interests in the Collateral. The Trustee shall be entitled (but shall not be required) to take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral.

(e) The Company hereby appoints the Trustee as its attorney-in-fact with full power of substitution to do any act which the Company is obligated hereto to do, and the Trustee may exercise such rights as the Company might exercise with respect to the Collateral and take any action in the Company’s name to protect the Trustee’s security interest hereunder. In addition to the rights provided under Section 6(b)(iii) hereof, upon an Event of Default and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law, and the Trustee may also upon obtaining possession of the Collateral as set forth herein, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(f) The provisions of this Section 6(f) shall apply notwithstanding any provision hereof to the contrary. The Escrow Agent, the Company and the Trustee agree as follows:

(i) The Escrow Agent shall establish and maintain within the Escrow Account (A) a “securities account” (within the meaning of Article 8 of the UCC) (the “Escrow Securities Account”) in the name of the Trustee, and (B) a “deposit account” (as defined in Section 9-102(a)(2) of the UCC (the “Escrow Deposit Account”) in the name of the Trustee.

(ii) The provisions of this Section 6(f)(ii) shall apply to the Escrow Securities Account. The parties agree that (A) the Escrow Agent, in maintaining the Escrow Securities Account, shall act in the capacity of a “securities intermediary” within the meaning of Article 8 of the UCC; (B) the Escrow Agent shall treat all assets (other than cash (except for cash, if any, that the Escrow Agent in its sole discretion determines to maintain in the Escrow Securities Account as a financial asset)) now or hereafter comprising the Collateral held in the Escrow Securities Account as “financial assets” within the meaning of Article 8 of the UCC; and (C) any instructions given by the Trustee under this Agreement with respect to the Escrow Securities Account will be deemed to be an “entitlement order” within the meaning of Article 8 of the UCC. The Escrow Agent agrees that (x) it will comply with all entitlement orders originated by the Trustee regarding the disposition of any Collateral carried in or credited to the Escrow Securities Account, without further consent by the Company, and (y) it will not comply with any entitlement orders within the meaning of Article 8 of the UCC, except as expressly permitted or required by this Agreement. The parties agree that the Trustee shall be the “entitlement holder” (as defined in Article 8 of the UCC) with respect to the Escrow Securities Account and the security entitlements carried thereon or credited thereto, and the Trustee shall have “control” (as defined in Article 8 of the UCC) of the Escrow Account and such security entitlements.

(iii) The provisions of this Section 6(f)(iii) shall apply to the Escrow Deposit Account. The parties agree that (A) the Escrow Agent, in maintaining the Escrow Deposit Account, shall act as a “bank” as defined in Section 9-102(a)(8) of the UCC; and (B) the Trustee will be the bank’s “customer” (as defined in Section 4-406 of the UCC). The Escrow Agent agrees that (x) it will comply with all instructions originated by the Trustee regarding the disposition of funds in the Escrow Deposit Account, without further consent by the Company, and (y) it will not comply with any instructions, except as expressly permitted or required by this Agreement. The parties agree that the Trustee shall have “control” (as defined in Section 9-104 of the UCC) of the Escrow Deposit Account.

(iv) Upon receipt of a Payment Notice and Disbursement Instruction, or notice delivered under Section 2(d)(vi) from the Trustee with respect to the Escrow Securities Account or the Escrow Deposit Account, the Escrow Agent shall have no obligation or right to determine whether the facts stated therein by the Trustee are in fact correct or exist, and the Escrow Agent shall follow such instruction without further consent of the Company. The Escrow Agent shall have no liability to the Company or any other Person for following a Payment Notice and Disbursement Instruction, or other notice pursuant to Section 2(d)(vi), delivered by the Trustee.

(v) Cash shall be deposited in the Escrow Deposit Account, except for any cash that the Escrow Agent, in its sole discretion, determines to hold in the Escrow Securities Account as a financial asset. All investments (including investments made from cash in the Escrow Deposit Account) shall be carried in and credited to the Escrow Securities Account.

7. Termination. Unless there is a continuing Default or Event of Default under the Indenture, this Agreement shall terminate 10 days after the interest payment with respect to the Securities due on December 15, 2006 is made by the Company and any funds remaining in the Escrow Account are paid to the Company pursuant to an appropriate Payment Notice and Disbursement Instruction from the Trustee.

8. Miscellaneous.

(a) Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

(b) Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

(c) Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except as set forth in Section 2(e) hereof or except as permitted by Section 5.1 of the Indenture, or, with respect to the Trustee, as allowed by the terms of the Indenture, or except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

(d) Benefit. The parties hereto and their successors and permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Beneficiaries (including Holders) and their assigns shall be entitled to the benefits hereof and to enforce this Agreement.

(e) Time. Time is of the essence with respect to each provision of this Agreement.

(f) Entire Agreement; Amendments. This Agreement and the Indenture contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by a duly authorized representative of each party hereto.

(g) Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing in the English language and shall be deemed to have been duly given and received when actually received.

To Escrow Agent:

The Bank of New York

101 Barclay Street, 21 West

New York, New York 10286

Attention: Global Finance Americas

Telecopy: (212) 815-5802/3

Wire Instructions:

[Redacted]

To the Trustee:

The Bank of New York

101 Barclay Street, 21 West

New York, New York 10286

Attention: Global Finance Americas

Telecopy: (212) 815-5802/3

To the Company:

c/o Transmeridian Exploration Incorporated

397 N. Sam Houston Parkway East, Suite 300

Houston, Texas 77060

Attention: Earl W. McNiel

Telecopy: (281) 999-9094

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

(j) Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws, except to the extent United States federal law is applicable to the perfection and priority of security interests in U.S. Government Securities. The Escrow Agent agrees that its jurisdiction for purpose of this Agreement and Article 8 of the UCC in the State of New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York, or by a United States Court, sitting in each case in the Borough of Manhattan New York City. The Company hereby submits to the personal jurisdiction of such courts, hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return-receipt requested, directed to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed, and hereby waives the right to a trial by jury in any action or proceeding with the Escrow Agent. All actions and proceedings brought by the Company against the Escrow Agent relating to or arising from, directly or indirectly, this Agreement shall be litigated only in courts within the State of New York.

(k) Representations and Warranties.

(i) The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

(ii) Each of the Escrow Agent and the Trustee hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the day first above written.

COMPANY:	TRANSMERIDIAN EXPLORATION INC.

	By:	/s/ BRUCE A. FALKENSTEIN
	Name:	Bruce A. Falkenstein
	Title:	Vice President

ESCROW AGENT:	THE BANK OF NEW YORK, as Escrow Agent

	By:	/s/ LUIS PEREZ
	Name:	Luis Perez
	Title:	Assistant Vice President

TRUSTEE:	THE BANK OF NEW YORK, as Trustee

	By:	/s/ LUIS PEREZ
	Name:	Luis Perez
	Title:	Assistant Vice President

SCHEDULE A

Initial Investment Instructions

All Available Funds shall be invested initially in the Fidelity Government (AAA) Money Market Fund (Symbol – FCGXX).

EXHIBIT A

Form of Payment Notice and Disbursement Instruction

[Letterhead of the Trustee]

[Date]

________________
________________
________________

Attention:	Global Structured Finance Americas
Re:	Disbursement Instruction No. [indicate whether revised]

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of December 12, 2005 (the “Escrow Agreement”) among you (the “Escrow Agent”), the undersigned as Trustee, and TRANSMERIDIAN EXPLORATION INC., a British Virgin Islands company (the “Company”) relating to the Senior Secured Notes Due 2010 of the Company (the “Securities”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

This letter constitutes a Payment Notice and Disbursement Instruction under the Escrow Agreement.

[choose one of the following, as applicable]

[The undersigned hereby notifies you that the Company has delivered to the undersigned the Company’s notice of Special Mandatory Redemption pursuant to Section 3.8 of the Indenture, and requests a disbursement of all Available Funds contained in the Escrow Account, to be made on _________, 2005, the Special Mandatory Redemption Date.]

[The undersigned hereby notifies you that a scheduled interest payment in the amount of $                     is due and payable on                      ,                      and requests a disbursement of funds contained in the Escrow Account in such amount to the Trustee.]

[The undersigned hereby notifies you that Securities equaling $                      in aggregate principal amount have been retired and authorizes you to release $                      of funds in the Escrow Account to the Company (to an account designated by the Company in writing), which amount represents the amount permitted to be released in accordance with Section 3(c) of the Escrow Agreement.]

[The undersigned hereby notifies you that there has been an acceleration of the maturity of the Securities. Accordingly, you are hereby requested to disburse all Available Funds contained in the Escrow Account to the Trustee and in accordance with the Escrow Agreement such that the balance in the Escrow Account is reduced to zero.]

[The undersigned hereby notifies you that the Company has made the scheduled interest payment on the Securities due December 15, 2006, and requests a disbursement of all Available Funds to the Trustee, for remittance to the Company, such that the balance in the Escrow Account is reduced to zero.]

In connection with the requested disbursement, the undersigned hereby notifies you that:

1. [The Securities have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.]

2. All prior disbursements from the Escrow Account have been Applied.

3. [add wire instructions]

The Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Instruction.

THE BANK OF NEW YORK, as Trustee

By:
Name:
Title:

EXHIBIT B

Wire Transfer Instructions for Seeria Alliance Ltd.

Seeria Alliance Ltd., banking requisites:

[Redacted]

EXHIBIT C

Wire Transfer Instructions for the Company

[Redacted]

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